UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2006

Advaxis, Inc.
(Exact name of registrant as specified in its charter)

Colorado	00028489	84 - 1521955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Technology Center of New Jersey 675 Route 1, Suite 119, North Brunswick, New Jersey	08902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 750-2347
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

See Registrant’s press release attached hereto as Exhibit 99.1. for information as to the receipt of approvals from the Ministry of Health of Israel Ministry of Health of Mexico to conduct in those countries pre-clinical Phase I/II studies as to the safety of its Lovaxin C vaccine which is directed towards the treatment of cervical cancer.

Item 9.01.  Financial Statements and Exhibits

a)	Not applicable.

b)	Not applicable.

c)	Exhibits

	99.1.	Press Release, dated March 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2006

ADVAXIS, INC.

By:	/s/ Roni Appel
Name: Roni Appel
Title: Chief Executive Officer